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                                  EXHIBIT 23

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS WITH
                             RESPECT TO FORM S-8



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Multigraphics, Inc.'s previously filed Registration Statements (Registration No. 33-87288 and Registration No. 333-67069) on Form S-8.

Chicago, Illinois
October 19, 1999


                                                  Arthur Andersen LLP